Deloitte.

Deloitte & Touche LLP
155 East Broad Street
Columbus, OH 43215-3611
USA

Tel: +1 614 221 1000
Fax: +1 614 229 4647
www.deloitte.com

August 21, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Core Molding Technologies' (the "Company") Form 8-K dated August 21, 2009, and have the following comments:

1. We agree with the statements made in the last sentence of the second paragraph and in the third, fourth, and fifth paragraphs of Item 4.01 of the Company's Form 8-K filed August 21, 2009.

2. We have no basis on which to agree or disagree with the statements made in the first paragraph, the first sentence of the second paragraph, or the sixth paragraph of Item 4.01 of the Company's Form 8-K filed August 21, 2009.

Yours truly,

Deloitte & Touche LLP